UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	May 15, 2025

PROTAGENIC THERAPEUTICS, INC.
(Exact name of Company as specified in its charter)

Delaware	001-12555	06-1390025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

149 Fifth Avenue, Suite 500, New York, NY	10010
(Address of principal executive offices)	(Zip Code)

212-994-8200
(Company’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock	PTIX	Nasdaq
Common Stock Warrants	PTIXW	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported, on May 19, 2025, Protagenic Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that on May 15, 2025, the Company entered into the Share Exchange Agreement (the “Exchange Agreement”) with Alterola Biotech Inc., a Nevada corporation (“Alterola”), EMC2 Capital LLC, a Wyoming limited liability corporation (“EMC2”), the preferred stockholders of Phytanix set forth on Schedule A thereto (the “Preferred Stockholders”) and Colin Stott, as “Seller’s Representative (as defined therein), pursuant to which the Company acquired 100% of the issued and outstanding common shares of Phytanix Bio, a Nevada corporation (“Phytanix”) (such transaction, the “Combination”). Prior to the Combination, Alterola and EMC2 collectively owned 100% of the issued and outstanding shares of the common shares of Phytanix (the “Shares”), and the Preferred Stockholders collectively owned 100% of the issued and outstanding shares of Series A convertible preferred shares of Phytanix (the “Preferred Shares”).

On August 28, 2025, the “Company” filed a Current Report on Form 8-K/A (together with the Original Form 8-K, the “Original Form 8-K/A”) to include the financial statements and unaudited pro form financial information required by Items 9.01(a) and (b) of Form 8-K, respectively, which were not included in the Original Form 8-K pursuant to Items 9.01(a)(3) and (b)(2) of Form 8-K.

This Current Report on Form 8-K/A, amends Item 9.01 of the Original Form 8-K/A to update Exhibit 23.1. No other changes have been made to the Original Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description
23.1	Consent of GreenGrowth CPAs Inc.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTAGENIC THERAPEUTICS, INC.

Date: September 17, 2025	By:	/s/ Alexander K. Arrow
	Name:	Alexander K. Arrow
	Title:	Chief Financial Officer